Exhibit 99.1

DIRTT to Delist from Nasdaq Exchange; Public Trading on Toronto Stock Exchange Will Continue

Explanatory Note:

Updated below on September 11, 2023 pursuant to Form 8-K/A filed on September 11, 2023 with the SEC to explain the delisting

CALGARY, Alberta, DIRTT Environmental Solutions Ltd. (“DIRTT” or the “Company”), a leader in industrialized construction, announced on September 6, 2023, that The Nasdaq Stock Market (“Nasdaq”) will be delisting its shares on or around September 15, 2023. After the delisting, all current and future DIRTT shareholders will retain their ability to publicly trade DIRTT shares on the Toronto Stock Exchange (“TSX”) under the symbol "DRT".

The Company estimates a recurring annual cost savings of approximately USD $400,000 from the delisting. Otherwise, the Company’s business operations will not be affected, nor will its commitment to delivering value to customers, partners, employees, and shareholders. DIRTT will continue to comply with all U.S. Securities and Exchange Commission (SEC) regulations applicable to companies registered with the SEC, including filing annual reports, quarterly reports and current reports.

Commented DIRTT CEO Benjamin Urban, “After careful consideration, we determined there was insufficient value provided to DIRTT and our shareholders by maintaining a dual listing on both the Nasdaq and TSX. DIRTT shares will remain fully tradeable on the TSX, and the annual expense we incur to maintain the dual listing will be eliminated. This decision is an additional step in executing our strategy to streamline and simplify our business. Unlike the TSX, the Nasdaq has a listing rule that requires companies to maintain a minimum $1.00 share price. Although we did have the option to initiate a reverse stock split to continue the Nasdaq listing, we chose instead to invest our time and savings to create additional value for our clients and rewards for our shareholders.”

As discussed on its August 3, 2023 earnings call, the Company remains confident in its order pace and future growth opportunities. Additional information on the Nasdaq delisting can be found in DIRTT’s 8-K/A filed on September 11, 2023 with the SEC.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this news release are “forward-looking statements” within the meaning of “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934 and “forward-looking information” within the meaning of applicable Canadian securities laws. All statements, other than statements of historical fact included in this news release, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this news release, the words “anticipate,” “believe,” “expect,” “estimate,” “intend,” “plan,” “project,” “outlook,” “may,” “will,” “should,” “would,” “could,” “can,” “continue,” the negatives thereof, variations thereon and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. In particular and without limitation, this news release contains forward-looking information pertaining to our expectations regarding revenues; project delivery and the timing thereof; implementation of our strategic plan, including the effects of our improved cost structure; profitable future growth; the effects of our strategic initiatives and the timing thereof; general economic conditions and rising interest rates; our beliefs about our twelve-month forward sales and qualified leads pipeline; large projects and the timing and revenue as a result thereof; our beliefs about future revenue, Adjusted EBITDA, unrestricted cash, activity levels and the timing thereof; our beliefs about the impact of future revenue on cash flow, and the timing thereof; our ability to weather economic conditions and invest in technology and commercial organizations; and the continued evaluation of our cost structure.

Forward-looking statements are based on certain estimates, beliefs, expectations, and assumptions made in light of management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors that may be appropriate.

Forward-looking statements necessarily involve unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed or implied in such statements. Due to the risks, uncertainties, and assumptions inherent in forward-looking information, you should not place undue reliance on forward-looking statements. Factors that could have a material adverse effect on our business, financial condition, results of operations and growth prospects include, but are not limited to, risks described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022, filed with the U.S. Securities and Exchange Commission (the “SEC”) and applicable securities commissions or similar regulatory authorities in Canada on February 22, 2023 as supplemented by our Quarterly Report on Form 10-Q for the quarter ended June 30, 2023 filed with the SEC and applicable securities commissions or similar regulatory authorities in Canada on August 2, 2023.

Our past results of operations are not necessarily indicative of our future results. You should not rely on any forward-looking statements, which represent our beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events. We undertake no obligation to update these forward-looking statements, even though circumstances may change in the future, except as required under applicable securities laws. We qualify all of our forward-looking statements by these cautionary statements.

ABOUT DIRTT

DIRTT is a leader in industrialized construction. Its system of physical products and digital tools empowers organizations, together with construction and design leaders, to build high-performing, adaptable, interior environments. Operating in the commercial, healthcare, education, and public sector markets, DIRTT's system provides total design freedom, and greater certainty in cost, schedule, and outcomes.

FOR FURTHER INFORMATION, PLEASE CONTACT

DIRTT Investor Relations at ir@dirtt.com